                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                      STRATEGIC PARTNERS OPPORTUNITY FUNDS
                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                           THE TARGET PORTFOLIO TRUST
--------------------------------------------------------------------------------

                        Supplement dated June 4, 2003

The following information supplements the Prospectus of each of the Funds listed below.

SPECIAL MEETING OF SHAREHOLDERS

   At meetings held on March 4, 2003 and April 11, 2003, the Board of Trustees of each Fund approved the proposals summarized below. The proposals will be submitted for approval by shareholders of the Funds at a Special Meeting of Shareholders scheduled to be held on July 17, 2003.

Election of Trustees

   The Board of Trustees approved a proposal to elect David E.A. Carson, Robert
E. La Blanc, Douglas H. McCorkindale, Stephen P. Munn, Richard A. Redeker, Robin
B. Smith, Stephen Stoneburn, Clay T. Whitehead, Judy A. Rice, and Robert F. Gunia as Trustees of each of the Funds.

How the Fund Is Managed

   The Board of Trustees of Strategic Partners Opportunity Funds--Strategic Partners Focused Growth Fund (Focused Growth Fund) approved a proposal under which the Board may authorize Prudential Investments LLC (PI or the Manager), subject to certain conditions, to enter into or amend subadvisory agreements without obtaining further shareholder approval. One of the conditions is that shareholders must first approve the grant of this ongoing authority to the Board of Trustees. Another condition is that this proposal may be implemented only if the Focused Growth Fund complies with the conditions of an exemptive order authorizing the arrangement previously issued by the Securities and Exchange Commission.

   Subject to the satisfaction of these conditions, which cannot be assured, PI would be permitted, with Board approval, but without further shareholder approval, to employ new subadvisers for the Focused Growth Fund (limited to subadvisers not affiliated with the Fund or PI), change the terms of Focused Growth Fund's subadvisory agreements or enter into new subadvisory agreements with existing subadvisers. Shareholders of Focused Growth Fund would continue to have the right to terminate a subadvisory agreement at any time by a vote of the majority of its outstanding voting securities. Shareholders would be notified of any subadviser changes or other material amendments to subadvisory agreements that occur under these arrangements.

   The Board of Trustees of Focused Growth Fund also approved a proposed new management agreement with PI. If shareholders approve this new contract, PI would be permitted to allocate and reallocate Focused Growth Fund's assets among its subadviser(s), including Jennison Associates LLC, Prudential Investment Management, Inc. and unaffiliated subadvisers, without obtaining further shareholder approval.

Fundamental Investment Restrictions

   If approved by shareholders, the fundamental investment restrictions of each of the Funds of Strategic Partners Opportunity Funds (Opportunity Funds), Strategic Partners Style Specific Funds (Style Specific Funds) and The Target Portfolio Trust (Target) would be changed to provide PI and each Fund's subadviser(s) with additional flexibility to pursue a Fund's investment objective, to allow each Fund to implement certain investment programs that may help the Funds to achieve economies of scale by participating in transactions with other Strategic Partners and other affiliated mutual funds, and to eliminate certain restrictions that were imposed by state regulators that are no longer required or that were imposed years ago and do not support PI's and each subadviser's strategy to pursue each Fund's investment objective. Strategic Partners Asset Allocation Funds has fundamental investment restrictions that currently provide most of the flexibility being sought on behalf of Opportunity Funds, Style Specific Funds and Target. Substantive changes to current fundamental investment restrictions are further explained below.

MF2003C8

Borrowing Money

   If approved by shareholders, each Fund's investment restriction regarding borrowing would be modified to allow borrowing money to the extent permitted under the Investment Company Act of 1940 and any applicable rules, regulations, exemptive orders, no-action letters or other relief granted by the Securities and Exchange Commission. If the modifications to the investment restriction are approved by shareholders, each Fund could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. In addition, each Fund would be permitted to borrow money from other Prudential mutual funds if the Securities and Exchange Commission grants exemptive relief to permit borrowing and lending between the Funds and the Funds adopt such an inter-fund lending program.

Lending

   If approved by shareholders, each Fund's investment restriction regarding lending would be modified to allow lending of Fund assets and money to the extent permitted under the Investment Company Act of 1940 and any applicable rules, regulations, exemptive orders, no-action letters or other relief granted by the Securities and Exchange Commission. The proposed disclosure more accurately describes each Fund's lending activities and plans to make loans of assets in the future. In addition, if the modifications to the investment restriction are approved by shareholders, each Fund would be permitted to lend money to other Prudential mutual funds if the Securities and Exchange Commission grants exemptive relief to permit borrowing and lending between the Funds and the Funds adopt such an inter-fund lending program.

Investment for Control or Management

   If approved by shareholders, each Fund's investment restriction prohibiting investments for the purpose of exercising control or management will become a non-fundamental restriction, meaning that the Board could in the future modify or eliminate the restriction without further shareholder approval. There is no present intention by the Boards of the Funds to modify or eliminate the investment restriction.

Investments in Securities of Other Investment Companies

   If approved by shareholders, each Fund's investment restriction regarding the purchase of shares of investment companies will become a non-fundamental restriction, meaning that the Board could in the future modify or eliminate the restriction without further shareholder approval. If approved by shareholders, the Boards of the Funds intend to modify the investment restriction to permit the Funds to invest uninvested cash in shares of affiliated mutual funds in an amount of up to 25% of each Fund's assets pursuant to an exemptive order issued by the Securities and Exchange Commission. The ability to invest in affiliated mutual funds may allow each Fund to reduce the administrative burdens and costs associated with investing in money market instruments and short-term debt securities.

State Charters

   If approved by shareholders, each Fund's Delaware charter will be amended to modify or eliminate unnecessary or unduly burdensome provisions that do not optimally protect shareholder interests, to eliminate potential uncertainty regarding the application of certain state laws and to achieve consistent charter provisions for the Funds.

   Listed below are the names of the mutual funds and the dates of the Prospectuses to which this Supplement relates.

Name of Fund                                                                Prospectus Date
-------------------------------------------------------------------------   -------------------
Strategic Partners Asset Allocation Funds                                   September 27, 2002
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Name of Fund                                                                Prospectus Date
-------------------------------------------------------------------------   -------------------
Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund                                   April 30, 2003
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid Cap Value Fund                                    April 30, 2003
Strategic Partners Style Specific Funds                                     October 1, 2002
   Strategic Partners Large Capitalization Growth Fund
   Strategic Partners Large Capitalization Value Fund
   Strategic Partners Small Capitalization Growth Fund
   Strategic Partners Small Capitalization Value Fund
   Strategic Partners International Equity Fund
   Strategic Partners Total Return Bond Fund
The Target Portfolio Trust                                                  April 30, 2003
   Large Capitalization Growth Portfolio
   Large Capitalization Value Portfolio
   Small Capitalization Growth Portfolio
   Small Capitalization Value Portfolio
   International Equity Portfolio
   International Bond Portfolio
   Total Return Bond Portfolio
   Intermediate Term Bond Portfolio
   Mortgage Backed Securities Portfolio
   U.S. Government Money Market Portfolio